Exhibit 99.1

February 10, 2005

Karl Kroger

Bankruptcy Analyst

U.S. Trustee’s Office

170 North High Street

Suite 200

Columbus, OH  43215-2403

Dear Karl:

Enclosed is our monthly operating report for the month of December.  As required, we are submitting the information by filing entity.  Additionally, I have attached a consolidated P&L and balance sheet for your use.

Note:  Financial statements are preliminary, un-audited and do not include year end valuations for our goodwill, intangibles, pension plan, SERP and the tax provisions.

Sincerely,

Steven D. Lipton

Vice President-Controller

Huffy Corporation

Case No. 04-39148

cc:  (with attachments)

        Mary Johnson, Creditors Committee Chair

        Sean Malloy, Creditors Committee Counsel

cc:  (without attachments)

        Jay Muskovich

        Bob Lafferty

        Nancy Michaud

        Kim Martin-Lewis

        Pat O’Malley

HUFFY CONSOLIDATED
For Period ending Dec. 31, 2004

($000)	Total	Since
	Month[1]	Filing[1]
Net Sales[2]	8,699	40,004
Total Cost of Sales	8,481	35,761
Adjusted Gross Profit[2]	218	4,243
% Net Sales	2.5%	10.6%
Total Selling Expenses[3]	(123)	1,563
% Net Sales	-1.4%	3.9%
Other Product Line Expenses	507	1,731
% Net Sales	5.8%	4.3%
Corporate Expenses, Net	932	2,483
Total Operating Expenses	1,316	5,777
% Net Sales	15.1%	14.4%
Operating Income	(1,098)	(1,534)
% Net Sales	-12.6%	-3.8%
Other (Income)/Expense	375	109
EBIT Excl. Restructuring	(1,473)	(1,643)
% Net Sales	-16.9%	-4.1%
Restructuring & Other Expense[4]	(2,340)	802
Interest Expense	367	1,895
Pre-Tax Income From Contin. Ops.	500	(4,340)
Loss/(Gain) on Discontinued Ops.	700	2,151
Pre-Tax Income	(200)	(6,491)
Provision for Taxes	-	1,329
Net Earnings	(200)	(7,820)

[1]Unaudited results above do not include year end valuations for goodwill, intangibles, pension plan, SERP, and tax provision

[2]December adjusted Gross Profit is reduced by approximately $1.2 million related to customer chargeback's and deductions due to company’s inability to deliver goods per purchase order terms, as a result of 4th quarter supply chain disruptions.

[3] Total Selling Expenses includes reduction in bad debt reserve of $1.1 million reflecting current assessment of account receivable.

[4]December Restructuring and Other Expense includes $2.7 million reduction, reversing accrued employee severance and retention costs based on the revised plans approved by the court.

Huffy Corporation Consolidated
Balance Sheet	Current	Prior	At
Period Ending: December 31, 2004	Month	Month	Filing

Total Cash	$410	$476	$2,638

Net Receivables	$27,926	$42,229	$33,453

Net Inventory	$27,673	$28,437	$21,730	(A)

Total Prepaids	$7,489	$7,564	$8,497

Net PP & E	$1,552	$3,612	$3,943

Goodwill-net of Amortization	$21,485	$21,485	$21,485

Other Assets	$25,223	$25,365	$28,258

Total Assets	$111,758	$129,168	$120,004

Liabilities & Equity

Post Petition Liabilities
Accounts Payable	$19,590	$22,507	$0	(A)
Wages & Salaries/Commissions	$482	$568	$0
Total Post Petition Liabilities	$20,072	$23,075	$0

Bank Debt	$15,717	$23,212	$31,342

Prepetition Liabilities
Accounts Payable	$66,247	$66,815	$66,858	(A)(C)
Other Current Liabilities	$767	$987	$832
Accrued Liabilities	$19,196	$25,185	$23,419
Mortgage/Notes & Capital Leases	$684	$630	$661
Salaried Pension	$24,980	$24,660	$24,176
Long Term Liabilities	$22,041	$22,350	$22,842	(B)
Intercompany Accounts	$0	$0	$0

Liabilities Subject to Compromise	$133,915	$140,627	$138,788

Total Liabilities	$169,704	$186,914	$170,130

Shareholder's Equity
Owners Capital	$35,907	$35,907	$35,907
Pre Petition Retained Earnings	($86,033)	($86,033)	($86,033)	(B)
Post Petition Retained Earnings	($7,820)	($7,620)	$0
Total Shareholder's Equity	($57,946)	($57,746)	($50,126)

Total Liabilities & Equity	$111,758	$129,168	$120,004

Variance	$0	$0	$0

Footnotes

A)- Accounts Payable and Inventory have each been updated to reflect correct Pre vs. Post split of received not vouchered of $9.269 Million.  This correction has been carried through and adjusted in subsequent periods.

B)-The initial (mid-month) financial statements for the date of filing overstated Pre-Petition Retained Earnings by $9.445 Million and understated Long Term Liabilities by a like amount, as a result of the misclassification of an inter-company loan between the Corporate and Huffy Risk Management balance sheets. The financial statements at the date of filing now reflect the correction, which has been carried through and adjusted in subsequent reporting periods to correctly reflect these accounts at December, 2004.

C)- Pre-Petition Accounts Payable has been adjusted downward in recognition of payables supported by letters of credit from K-Mart Australia.

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: DECEMBER 31, 2004

IN RE:			: CASE NO: 04-39148
: Chapter 11
			:	Judge: Lawrence S. Walter
:
HUFFY CORPORATION
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	√	Operating Statement	(Form 2)
	√	Balance Sheet	(Form 3)
	√	Summary of Operations	(Form 4)
	√	Monthly Cash Statement	(Form 5)
	√	Cash Report	(Form 5A)
	√	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 1/27/05	/s/ Robert W. Lafferty
(Debtor in Possession)

Senior V.P.-Finance, CFO & Treasurer
Title

(937) 865-5407
Phone
FORM 1

Huffy Bike and Huffy Corporate
OPERATING STATEMENT
PERIOD ENDING: DECEMBER 31, 2004
	Case No: 04-39148

($000)	Totals	Totals
	Current Month	Since Filing
Gross Sales	9,662	41,412
Net Sales	8,256	37,931
Adjusted Gross Profit	(49)	3,695
% Net Sales	-0.6%	9.7%
Total Selling Expenses	410	1,435
% Net Sales	5.0%	3.8%
Other Product Line Expenses	401	1,391
% Net Sales	4.9%	3.7%
Corporate Expenses, Net	932	2,483
Total Operating Expenses	1,743	5,309
% Net Sales	21.1%	14.0%
Operating Income	(1,792)	(1,614)
% Net Sales	-21.7%	-4.3%
Other (Income)/Expense	36	59
EBIT Excl. Restructuring	(1,828)	(1,673)
% Net Sales	-22.1%	-4.4%
Restructuring & Other Expense	(2,340)	802
Interest Expense	297	1,825
Pre-Tax Income From Contin. Ops	215	(4,300)
Loss/(Gain) on Discontinued OPS	(2,521)	(2,782)
Pre-Tax	2,736	(1,518)
Provision for Taxes	0	-3800
Net Earnings	2,736	2,282

FORM 2

Huffy Bike and Huffy Corporate
Balance Sheet	Current	Prior	At
Period Ending: December 31, 2004	Month	Month	Filing

Total Cash	$158	$306	$1,563

Net Receivables	$24,343	$36,254	$24,479

Net Inventory	$18,968	$17,796	$9,097

Total Prepaids	$6,873	$7,255	$8,180

Net PP & E	$1,531	$2,905	$3,028

Goodwill-net of Amortization	$5,620	$5,620	$5,620

Other Assets	$4,561	$4,657	$2,277

Total Assets	$62,054	$74,793	$54,244

Liabilities & Equity

Post Petition Liabilities
Accounts Payable	$19,008	$22,571	$0
Wages & Salaries/Commissions	$439	$568	$0
Total Post Petition Liabilities	$19,447	$23,139	$0

Bank Debt	$9,834	$12,309	$17,931

Prepetition Liabilities
Accounts Payable	$54,787	$54,791	$55,477
Other Current Liabilities	$274	$605	$450
Accrued Liabilities	$17,718	$22,593	$20,515
Mortgage/Notes & Capital Leases	$92	$108	$139
Salaried Pension	$24,980	$24,660	$24,176
Long Term Liabilities	$22,041	$22,350	$22,842
Intercompany Accounts with Entities	($79,783)	($75,690)	($77,668)

Liabilities Subject to Compromise	$40,109	$49,417	$45,931

Total Liabilities	$69,390	$84,865	$63,862

Shareholder's Equity
Owners Capital	($4,789)	($4,789)	($4,789)
Pre Petition Retained Earnings	($4,829)	($4,829)	($4,829)
Post Petition Retained Earnings	$2,282	($454)	$0
Total Shareholder's Equity	($7,336)	($10,072)	($9,618)

Total Liabilities & Equity	$62,054	$74,793	$54,244

Variance	$0	$0	$0

Footnotes

A)- Accounts Payable and Inventory have each been updated to reflect correct Pre vs. Post split of received not vouchered of $9.269 Million.  This correction has been carried through and adjusted in subsequent periods.

B)-The initial (mid-month) financial statements for the date of filing overstated Pre-Petition Retained Earnings by $9.445 Million and understated Long Term Liabilities by a like amount, as a result of the misclassification of an inter-company loan between the Corporate and Huffy Risk Management balance sheets. The financial statements at the date of filing now reflect the correction, which has been carried through and adjusted in subsequent reporting periods to correctly reflect these accounts at December, 2004.

C)- Pre-Petition Accounts Payable has been adjusted downward in recognition of payables supported by letters of credit from K-Mart Australia.

FORM 3

		HUFFY CORPORATION
		SUMMARY OF OPERATIONS
		Period Ended: December 31, 2004		Case No: 04-39148

	Schedule of Postpetition Taxes Payable

	Beginning	Accrued/	Payments/	Ending
( $ in 000)	Balance	Withheld	Deposits	Balance

Income Taxes Withheld:
Federal:	$0	$0	$0	$0
State:				$0
Local:				$0

FICA Withheld:				$0

Employers FICA:	$0	$0	$0	$0

Unemployment Tax:
Federal:	$0	$0		$0
State:	$0	$0		$0

Sales, Use & Excise
Taxes:	$0	$0		$0

Property Taxes:	$0	$0		$0

Real Estate Taxes	$0	$0		$0

TOTALS:	$0	$0	$0	$0

	AGING OF ACCOUNTS RECEIVABLE
	AND POSTPETITION ACCOUNTS PAYABLE

Age in Days	0-30	30-60	Over 60
Post Petition
Accounts Payable	19,008	--	--

Accounts Receivable	25,810	809	1,341

For all postpetition accounts payable over 30 days old, please attach a sheet listing each such account to whom the account is owed, the date the account was opened, and the reason for non-payment of the account.

Describe events or factors occurring during this reporting period materially affecting operations and formulation of a Plan of Reorganization.

				FORM 4

CASE NAME:

Huffy

CASE NUMBER:

04-39148

MONTH & YEAR:

December-04

TOTAL CASH FLOW Description	Beginning Balance	Receipts	Disbursements	Net Cash Flow	Ending Balance

Corporate Office	$540,250	$3,527,235	($3,712,731)	($185,496)	$354,754
Huffy Bicycle Company	($234,563)	$44,868,696	($44,831,142)	$37,554	($197,009)
Total Cash Flow	$305,687	$48,395,931	($48,543,873)	($147,942)	$157,745

FORM 5

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending:  December 2004

Case No:  04-39148

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Attach additional pages if necessary.

Name:	Don R. Graber	Capacity:	Shareholder
Officer
X Director
Insider

Detailed Description of Duties:	Serves as a Director of Huffy Corporation.

Current Compensation Paid:	Weekly	or	Monthly

Current Benefits Paid:	Weekly	or	Monthly
Health Insurance			$ 602.35
Life Insurance			1.20
Retirement			2,861.46
Company Vehicle
Entertainment
Travel (Reimbursed)
Other Benefits (Dental, AD&D)			10.04
Total Benefits			$ 3,475.05

Current Other Payment Paid:	Weekly	or	Monthly
Rent Paid
Loans
Other (Describe)
Other (Describe)
Other (Describe)
Total Other Payments

CURRENT TOTAL OF ALL PAYMENTS:	Weekly	or	Monthly
			$3,475.05

Dated:
	Principal, Officer, Director, or Insider

xviii.

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending:  December 2004

Case No:  04-39148

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Attach additional pages if necessary.

Name:	W. Anthony Huffman	Capacity:	Shareholder
Officer
X Director
Insider

Detailed Description of Duties:	Serves as Director of Huffy Corporation. Serves on Nominating and Governance Committee.

Current Compensation Paid:	Weekly	or	Monthly

Current Benefits Paid:	Weekly	or	Monthly
Health Insurance			$ 602.35
Life Insurance			1.20
Retirement			2,936.75
Company Vehicle
Entertainment
Travel (Reimbursed)
Other Benefits (Dental, AD&D)
Total Benefits			$ 3,540.30

Current Other Payment Paid:	Weekly	or	Monthly
Rent Paid
Loans
Other (Describe)
Other (Describe)
Other (Describe)
Total Other Payments

CURRENT TOTAL OF ALL PAYMENTS:	Weekly	or	Monthly
$3,540.30

Dated:
Principal, Officer, Director, or Insider

xviii.

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending:  December 2004

Case No:  04-39148

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Attach additional pages if necessary.

Name:	Donald K. Miller	Capacity:	Shareholder
Officer
X Director
Insider

Detailed Description of Duties:	Serves as a Director of Huffy Corporation.
Serves on Audit Committee.

Current Compensation Paid:	Weekly	or	Monthly

Current Benefits Paid:	Weekly	or	Monthly
Health Insurance
Life Insurance			1.20
Retirement
Company Vehicle
Entertainment
Travel (Reimbursed)
Other Benefits (Dental, AD&D)			0.30
Total Benefits			$ 1.50

Current Other Payment Paid:	Weekly	or	Monthly
Rent Paid
Loans
Other (Describe)
Other (Describe)
Other (Describe)
Total Other Payments

CURRENT TOTAL OF ALL PAYMENTS:	Weekly	or	Monthly
$ 1.50

Dated:
Principal, Officer, Director, or Insider

xviii.

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending:  December 2004

Case No:  04-39148

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Attach additional pages if necessary.

Name:	James F. Robeson	Capacity:	Shareholder
Officer
X Director
Insider

Detailed Description of Duties:	Serves as Director of Huffy Corporation.
Serves on Audit Committee (Chairman) and Compensation Committee.

Current Compensation Paid:	Weekly	or	Monthly

Current Benefits Paid:	Weekly	or	Monthly
Health Insurance
Life Insurance			1.20
Retirement
Company Vehicle
Entertainment
Travel (Reimbursed)
Other Benefits (Dental, AD&D)			0.30
Total Benefits			$ 1.50

Current Other Payment Paid:	Weekly	or	Monthly
Rent Paid
Loans
Other (Describe)
Other (Describe)
Other (Describe)
Total Other Payments

CURRENT TOTAL OF ALL PAYMENTS:	Weekly	or	Monthly
$ 1.50

Dated:
Principal, Officer, Director, or Insider

xviii.

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending:  December 2004

Case No:  04-39148

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Attach additional pages if necessary.

Name:	Thomas C. Sullivan	Capacity:	Shareholder
Officer
X Director
Insider

Detailed Description of Duties:	Serves as Chairman of Huffy Corporation.
Serves on Compensation Committee (Chairman).

Current Benefits Paid:	Weekly	or	Monthly
Health Insurance
Life Insurance			1.20
Retirement
Company Vehicle
Entertainment
Travel (Reimbursed)
Other Benefits (Dental, AD&D)			0.30
Total Benefits			$ 1.50

Current Other Payment Paid:	Weekly	or	Monthly
Rent Paid
Loans
Other (Describe)
Other (Describe)
Other (Describe)
Total Other Payments

CURRENT TOTAL OF ALL PAYMENTS:	Weekly	or	Monthly
			$ 1.50

Dated:
	Principal, Officer, Director, or Insider

xviii.

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending:  December 2004

Case No:  04-39148

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Attach additional pages if necessary.

Name:	Joseph P. Viviano	Capacity:	Shareholder
Officer
X Director
Insider

Detailed Description of Duties:	Serves as Director of Huffy Corporation.
Serves on Compensation Committee and Nominating and Governance Committee (Chairman).

Current Compensation Paid:	Weekly	or	Monthly

Current Benefits Paid:	Weekly	or	Monthly
Health Insurance
Life Insurance			1.20
Retirement
Company Vehicle
Entertainment
Travel (Reimbursed)			382.59
Other Benefits (Dental, AD&D)			0.30
Total Benefits			$ 1.50

Current Other Payment Paid:	Weekly	or	Monthly
Rent Paid
Loans
Other (Describe)
Other (Describe)
Other (Describe)
Total Other Payments

CURRENT TOTAL OF ALL PAYMENTS:	Weekly	or	Monthly
			$ 384.09

Dated:
	Principal, Officer, Director, or Insider

xviii.

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending:  December 2004

Case No:  04-39148

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Attach additional pages if necessary.

Name:	Gerald B. Wasserman	Capacity:	Shareholder
Officer
X Director
Insider

Detailed Description of Duties:	Serves as Director of Huffy Corporation.
Serves on Audit Committee and Nominating and Governance Committee.

Current Compensation Paid:	Weekly	or	Monthly

Current Benefits Paid:	Weekly	or	Monthly
Health Insurance
Life Insurance			1.20
Retirement
Company Vehicle
Entertainment
Travel (Reimbursed)
Other Benefits (Dental, AD&D)			0.30
Total Benefits			$ 1.50

Current Other Payment Paid:	Weekly	or	Monthly
Rent Paid
Loans
Other (Describe)
Other (Describe)
Other (Describe)
Total Other Payments

CURRENT TOTAL OF ALL PAYMENTS:	Weekly	or	Monthly
$ 1.50

Dated:
Principal, Officer, Director, or Insider

xviii.

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending:  December 2004

Case No:  04-39148

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Attach additional pages if necessary.

Name:	Nancy A. Michaud	Capacity:	Shareholder
X Officer
Director
Insider

Detailed Description of Duties:	Senior Vice President - General Counsel and Secretary - responsible for and manages all legal aspects of the Debtor’s business. Serves as Corporate Secretary.

Current Compensation Paid:	Weekly	or	Monthly

			$19,923.08

Current Benefits Paid:	Weekly	or	Monthly
Health Insurance			$ 651.00
Life Insurance			6.00
Retirement
Company Vehicle			800.00
Entertainment
Travel (Reimbursed)			637.76
Other Benefits (Dental, AD&D, LTD)			89.74
Total Benefits			$ 2,184.58

Current Other Payment Paid:	Weekly	or	Monthly
Rent Paid
Loans
Other (Describe)
Other (Describe)
Other (Describe)
Total Other Payments

CURRENT TOTAL OF ALL PAYMENTS:	Weekly	or	Monthly
			$22,107.58

Dated:
	Principal, Officer, Director, or Insider

xviii.

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending:  December 2004

Case No:  04-39148

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Attach additional pages if necessary.

Name:	John A. Muskovich	Capacity:	Shareholder
X Officer
Director
Insider

Detailed Description of Duties:	Chief Executive Officer - responsible for overall management and supervision, strategic planning and development of Debtor’s business.

Current Compensation Paid:	Weekly	or	Monthly

			$30,461.54

Current Benefits Paid:	Weekly	or	Monthly
Health Insurance			$ 651.00
Life Insurance			6.00
Retirement
Company Vehicle			1,000.00
Entertainment
Travel (Reimbursed)			2,060.95
Other Benefits (Dental, AD&D, LTD)			133.61
Total Benefits			$ 3,851.56

Current Other Payment Paid:	Weekly	or	Monthly
Rent Paid
Loans
Other (Describe)
Other (Describe)
Other (Describe)
Total Other Payments

CURRENT TOTAL OF ALL PAYMENTS:	Weekly	or	Monthly
			$34,313.10

Dated:
	Principal, Officer, Director, or Insider

xviii.

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending:  December 2004

Case No:  04-39148

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Attach additional pages if necessary.

Name:	Robert W. Lafferty	Capacity:	Shareholder
X Officer
Director
Insider

Detailed Description of Duties:	Senior Vice President Finance, Chief Financial Officer and Treasurer - responsible for all finance and treasury functions of the Debtors’ business.

Current Compensation Paid:	Weekly	or	Monthly

			$23,230.78

Current Benefits Paid:	Weekly	or	Monthly
Health Insurance			$ 651.00
Life Insurance			6.00
Company Vehicle			800.00
Entertainment
Travel (Reimbursed)			1,586.16
Other Benefits (Dental, AD&D, LTD)			107.45
Total Benefits			$ 3,150.61

Current Other Payment Paid:	Weekly	or	Monthly
Rent Paid
Loans
Other (Describe)
Other (Describe)
Other (Describe)
Total Other Payments			$ 0

CURRENT TOTAL OF ALL PAYMENTS:	Weekly	or	Monthly
			$26,381.39

Dated:
	Principal, Officer, Director, or Insider

xviii.

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending:  December 2004

Case No:  04-39148

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Attach additional pages if necessary.

Name:	Robert A. Stead	Capacity:	Shareholder
X Officer
Director
Insider

Detailed Description of Duties:	Senior Vice President - Human Resources - responsible for human resource function of the Debtor’s business.

Current Compensation Paid:	Weekly	or	Monthly

			$13,846.16

Current Benefits Paid:	Weekly	or	Monthly
Health Insurance			$ 840.00
Life Insurance			6.00
Company Vehicle			800.00
Entertainment
Travel (Reimbursed)			81.22
Other Benefits (Dental, AD&D, LTD)			86.34
Total Benefits			$ 1,813.56

Current Other Payment Paid:	Weekly	or	Monthly
Rent Paid
Loans
Other (Describe)
Other (Describe)
Other (Describe)
Total Other Payments

CURRENT TOTAL OF ALL PAYMENTS:	Weekly	or	Monthly
			$15,659.72

Dated:
	Principal, Officer, Director, or Insider

xviii.

FORM 6

SCHEDULE OF IN-FORCE INSURANCE

Period Ending: DECEMBER 31, 2004

Case No. 04-39148

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Commerce and Industry Ins. Co	7/1/05
General Business Policy	Lexington Ins. Co.	7/1/05
Directors & Officers Liability	Federal Ins. Co. (Chubb)	1/1/05
Excess Directors & Officers Liability	Zurich Ins. Co.	1/5/05
Excess Directors & Officers Liability	National Union Fire Ins. Co.	1/1/05
Outside Directors Liability	Federal Ins. Co. (Chubb)	1/1/05
Fiduciary Liability & Crime	Federal Ins. Co. (Chubb)	1/1/05
Employed Lawyers	Executive Risk Indemnity (Chubb)	1/1/05
Cargo & War	Fireman’s Fund Ins. Co.	7/1/05
General Liability	Lexington Ins. Co.	7/1/05
Automobile Liability	Progressive Preferred Ins. Co.	7/1/05
Worker’s Compensation (CA)	Commerce & Industry Ins. Co.	7/1/05
Excess Worker’s Compensation	Employers Reinsurance Corporation	7/1/05
Umbrella Liability	National Union fire Ins. Co. (AIG)	7/1/05
Property	American Guaranty & Liability	7/1/05
Excess California Earthquake	Clarendon/Empire/Glencoe	7/1/05
International Liability	ACE American Ins. Co.	7/1/05
Kidnap/Ransom	Federal Ins. Co. (Chubb)	8/15/05
Non-Owned Aircraft Liability	XL Specialty Ins. Co.	7/1/05
Pollution Legal Liability	American International Specialty Lines	1/6/10

xix.

FORM 7

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: DECEMBER 31, 2004

IN RE:			: CASE NO: 04-39149
: Chapter 11
			:	Judge: Lawrence S. Walter
:
HUFFY RISK MANAGEMENT
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	√	Operating Statement	(Form 2)
	√	Balance Sheet	(Form 3)
	N/A	Summary of Operations	(Form 4)
	N/A	Monthly Cash Statement	(Form 5)
	N/A	Cash Report	(Form 5A)
	N/A	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 1/27/05	/s/ Robert W. Lafferty
(Debtor in Possession)

Senior V.P.-Finance, CFO & Treasurer
Title

(937) 865-5407
Phone
FORM 1

HUFFY RISK MANAGEMENT (HRMI)
OPERATING STATEMENT
PERIOD ENDING: DECEMBER 31, 2004
Case No: 04-39149

($000)	Totals	Totals
	Current Month	Since Filing
Gross Sales	-	-
Net Sales	-	-
Adjusted Gross Profit	-	-
% Net Sales	#DIV/0!	#DIV/0!
Operating Expenses;
Total Selling Expenses	-	-
% Net Sales	#DIV/0!	#DIV/0!
Other Product Line Expenses	-	-
% Net Sales	#DIV/0!	#DIV/0!
Corporate Expenses, Net	-	-
Total Operating Expenses	-	-
% Net Sales	#DIV/0!	#DIV/0!
Operating Income	-	-
% Net Sales	#DIV/0!	#DIV/0!
Other (Income)/Expense	-	-
EBIT Excl. Restructuring	-	-
% Net Sales	#DIV/0!	#DIV/0!
Restructuring & Other Expense	-	-
Interest Expense	-	-
Pre-Tax Income From Contin. Ops	-	-
Loss/(Gain) on Discontinued OPS	38	236
Pre-Tax	(38)	(236)
Provision for Taxes	0	0
Net Earnings	(38)	(236)

FORM 2

HUFFY RISK MANAGEMENT (HRMI)
Balance Sheet	Current	Prior	At
Period Ending: December 31, 2004	Month	Month	Filing

Total Cash	$0	$0	$0

Net Receivables	$0	$0	$0

Net Inventory	$0	$0	$0

Total Prepaids	$0	$0	$0

Net PP & E	$0	$0	$0

Goodwill-net of Amortization	$0	$0	$0

Other Assets	$0	$0	$0

Total Assets	$0	$0	$0

Liabilities & Equity

Post Petition Liabilities
Accounts Payable	$0	$0	$0
Wages & Salaries/Commissions	$0	$0	$0
Total Post Petition Liabilities	$0	$0	$0

Bank Debt	$0	$0	$0

Prepetition Liabilities
Accounts Payable	$0	$0	$0
Other Current Liabilities	$772	$675	$675
Accrued Liabilities	$0	$0	$0
Mortgage/Notes & Capital Leases	$0	$0	$0
Salaried Pension	$0	$0	$0
Long Term Liabilities	$0	$0	$0
Intercompany Huffy	($993)	($934)	($1,132)

Liabilities Subject to Compromise	($221)	($259)	($457)

Total Liabilities	($221)	($259)	($457)

Shareholder's Equity
Owners Capital	$180	$180	$180
Pre Petition Retained Earnings	$277	$277	$277
Post Petition Retained Earnings	($236)	($198)	$0
Total Shareholder's Equity	$221	$259	$457

Total Liabilities & Equity	$0	$0	$0

Variance	$0	$0	$0

FORM 3

SCHEDULE OF IN-FORCE INSURANCE

Period Ending: DECEMBER 31, 2004

Case No. 04-39149

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Commerce and Industry Ins. Co	7/1/05
General Business Policy	Lexington Ins. Co.	7/1/05
Directors & Officers Liability	Federal Ins. Co. (Chubb)	1/1/05
Excess Directors & Officers Liability	Zurich Ins. Co.	1/5/05
Excess Directors & Officers Liability	National Union Fire Ins. Co.	1/1/05
Outside Directors Liability	Federal Ins. Co. (Chubb)	1/1/05
Fiduciary Liability & Crime	Federal Ins. Co. (Chubb)	1/1/05
Employed Lawyers	Executive Risk Indemnity (Chubb)	1/1/05
Cargo & War	Fireman’s Fund Ins. Co.	7/1/05
General Liability	Lexington Ins. Co.	7/1/05
Automobile Liability	Progressive Preferred Ins. Co.	7/1/05
Worker’s Compensation (CA)	Commerce & Industry Ins. Co.	7/1/05
Excess Worker’s Compensation	Employers Reinsurance Corporation	7/1/05
Umbrella Liability	National Union fire Ins. Co. (AIG)	7/1/05
Property	American Guaranty & Liability	7/1/05
Excess California Earthquake	Clarendon/Empire/Glencoe	7/1/05
International Liability	ACE American Ins. Co.	7/1/05
Kidnap/Ransom	Federal Ins. Co. (Chubb)	8/15/05
Non-Owned Aircraft Liability	XL Specialty Ins. Co.	7/1/05
Pollution Legal Liability	American International Specialty Lines	1/6/10

xix.

FORM 7

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: DECEMBER 31, 2004

IN RE:			: CASE NO: 04-39150
: Chapter 11
			:	Judge: Lawrence S. Walter
:
HUFCO-OHIO, INC.
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	N/A	Operating Statement	(Form 2)
	N/A	Balance Sheet	(Form 3)
	N/A	Summary of Operations	(Form 4)
	N/A	Monthly Cash Statement	(Form 5)
	N/A	Cash Report	(Form 5A)
	N/A	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES	NO √

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 1/27/05	/s/ Robert W. Lafferty
(Debtor in Possession)

Senior V.P.-Finance, CFO & Treasurer
Title

(937) 865-5407
Phone
FORM 1

HUFCO-OHIO, INC.

TAXES

Prior to the acquisition of Creative Retail Services (“CRS”) by Huffy Corporation in March of 2002, CRS had not filed tax returns in all states.  Post acquisition, Huffy Corporation has caused CRS to file returns in any state that has requested filing and is current on its filings with thirteen states.  As a result of the bankruptcy notice, certain states in which CRS has not filed, have indicated that they believe CRS may have a potential  tax filing obligation.

Huffy Corporation has engaged Ernst & Young LLP to assist in filing returns in those states in which CRS has not filed to ensure that CRS is current with its required tax filing obligations.

An initial estimate indicates that for the years 2002, 2003 and 2004, the maximum potential liability to all state taxing authorities is potentially in the range of $100,000 - $200,000.

SCHEDULE OF IN-FORCE INSURANCE

Period Ending: DECEMBER 31, 2004

Case No. 04-39150

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Commerce and Industry Ins. Co	7/1/05
General Business Policy	Lexington Ins. Co.	7/1/05
Directors & Officers Liability	Federal Ins. Co. (Chubb)	1/1/05
Excess Directors & Officers Liability	Zurich Ins. Co.	1/5/05
Excess Directors & Officers Liability	National Union Fire Ins. Co.	1/1/05
Outside Directors Liability	Federal Ins. Co. (Chubb)	1/1/05
Fiduciary Liability & Crime	Federal Ins. Co. (Chubb)	1/1/05
Employed Lawyers	Executive Risk Indemnity (Chubb)	1/1/05
Cargo & War	Fireman’s Fund Ins. Co.	7/1/05
General Liability	Lexington Ins. Co.	7/1/05
Automobile Liability	Progressive Preferred Ins. Co.	7/1/05
Worker’s Compensation (CA)	Commerce & Industry Ins. Co.	7/1/05
Excess Worker’s Compensation	Employers Reinsurance Corporation	7/1/05
Umbrella Liability	National Union fire Ins. Co. (AIG)	7/1/05
Property	American Guaranty & Liability	7/1/05
Excess California Earthquake	Clarendon/Empire/Glencoe	7/1/05
International Liability	ACE American Ins. Co.	7/1/05
Kidnap/Ransom	Federal Ins. Co. (Chubb)	8/15/05
Non-Owned Aircraft Liability	XL Specialty Ins. Co.	7/1/05
Pollution Legal Liability	American International Specialty Lines	1/6/10

xix.

FORM 7

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: DECEMBER 31, 2004

IN RE:			: CASE NO: 04-39151
: Chapter 11
			:	Judge: Lawrence S. Walter
:
HCAC, INC.
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	N/A	Operating Statement	(Form 2)
	N/A	Balance Sheet	(Form 3)
	N/A	Summary of Operations	(Form 4)
	N/A	Monthly Cash Statement	(Form 5)
	N/A	Cash Report	(Form 5A)
	N/A	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 1/27/05	/s/ Robert W. Lafferty
(Debtor in Possession)

Senior V.P.-Finance, CFO & Treasurer
Title

(937) 865-5407
Phone
FORM 1

SCHEDULE OF IN-FORCE INSURANCE

Period Ending: DECEMBER 31, 2004

Case No. 04-39151

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Commerce and Industry Ins. Co	7/1/05
General Business Policy	Lexington Ins. Co.	7/1/05
Directors & Officers Liability	Federal Ins. Co. (Chubb)	1/1/05
Excess Directors & Officers Liability	Zurich Ins. Co.	1/5/05
Excess Directors & Officers Liability	National Union Fire Ins. Co.	1/1/05
Outside Directors Liability	Federal Ins. Co. (Chubb)	1/1/05
Fiduciary Liability & Crime	Federal Ins. Co. (Chubb)	1/1/05
Employed Lawyers	Executive Risk Indemnity (Chubb)	1/1/05
Cargo & War	Fireman’s Fund Ins. Co.	7/1/05
General Liability	Lexington Ins. Co.	7/1/05
Automobile Liability	Progressive Preferred Ins. Co.	7/1/05
Worker’s Compensation (CA)	Commerce & Industry Ins. Co.	7/1/05
Excess Worker’s Compensation	Employers Reinsurance Corporation	7/1/05
Umbrella Liability	National Union fire Ins. Co. (AIG)	7/1/05
Property	American Guaranty & Liability	7/1/05
Excess California Earthquake	Clarendon/Empire/Glencoe	7/1/05
International Liability	ACE American Ins. Co.	7/1/05
Kidnap/Ransom	Federal Ins. Co. (Chubb)	8/15/05
Non-Owned Aircraft Liability	XL Specialty Ins. Co.	7/1/05
Pollution Legal Liability	American International Specialty Lines	1/6/10

xix.

FORM 7

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: DECEMBER 31, 2004

IN RE:			: CASE NO: 04-39152
: Chapter 11
			:	Judge: Lawrence S. Walter
:
HUFCO-DELAWARE COMPANY
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	N/A	Operating Statement	(Form 2)
	N/A	Balance Sheet	(Form 3)
	N/A	Summary of Operations	(Form 4)
	N/A	Monthly Cash Statement	(Form 5)
	N/A	Cash Report	(Form 5A)
	N/A	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 1/27/05	/s/ Robert W. Lafferty
(Debtor in Possession)

Senior V.P.-Finance, CFO & Treasurer
Title

(937) 865-5407
Phone
FORM 1

SCHEDULE OF IN-FORCE INSURANCE

Period Ending: DECEMBER 31, 2004

Case No. 04-39152

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Commerce and Industry Ins. Co	7/1/05
General Business Policy	Lexington Ins. Co.	7/1/05
Directors & Officers Liability	Federal Ins. Co. (Chubb)	1/1/05
Excess Directors & Officers Liability	Zurich Ins. Co.	1/5/05
Excess Directors & Officers Liability	National Union Fire Ins. Co.	1/1/05
Outside Directors Liability	Federal Ins. Co. (Chubb)	1/1/05
Fiduciary Liability & Crime	Federal Ins. Co. (Chubb)	1/1/05
Employed Lawyers	Executive Risk Indemnity (Chubb)	1/1/05
Cargo & War	Fireman’s Fund Ins. Co.	7/1/05
General Liability	Lexington Ins. Co.	7/1/05
Automobile Liability	Progressive Preferred Ins. Co.	7/1/05
Worker’s Compensation (CA)	Commerce & Industry Ins. Co.	7/1/05
Excess Worker’s Compensation	Employers Reinsurance Corporation	7/1/05
Umbrella Liability	National Union fire Ins. Co. (AIG)	7/1/05
Property	American Guaranty & Liability	7/1/05
Excess California Earthquake	Clarendon/Empire/Glencoe	7/1/05
International Liability	ACE American Ins. Co.	7/1/05
Kidnap/Ransom	Federal Ins. Co. (Chubb)	8/15/05
Non-Owned Aircraft Liability	XL Specialty Ins. Co.	7/1/05
Pollution Legal Liability	American International Specialty Lines	1/6/10

xix.

FORM 7

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: DECEMBER 31, 2004

IN RE:			: CASE NO: 04-39153
: Chapter 11
			:	Judge: Lawrence S. Walter
:
HUFFY SPORTS, INC.
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	N/A	Operating Statement	(Form 2)
	N/A	Balance Sheet	(Form 3)
	N/A	Summary of Operations	(Form 4)
	N/A	Monthly Cash Statement	(Form 5)
	N/A	Cash Report	(Form 5A)
	N/A	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 1/27/05	/s/ Robert W. Lafferty
(Debtor in Possession)

Senior V.P.-Finance, CFO & Treasurer
Title

(937) 865-5407
Phone
FORM 1

SCHEDULE OF IN-FORCE INSURANCE

Period Ending: DECEMBER 31, 2004

Case No. 04-39153

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Commerce and Industry Ins. Co	7/1/05
General Business Policy	Lexington Ins. Co.	7/1/05
Directors & Officers Liability	Federal Ins. Co. (Chubb)	1/1/05
Excess Directors & Officers Liability	Zurich Ins. Co.	1/5/05
Excess Directors & Officers Liability	National Union Fire Ins. Co.	1/1/05
Outside Directors Liability	Federal Ins. Co. (Chubb)	1/1/05
Fiduciary Liability & Crime	Federal Ins. Co. (Chubb)	1/1/05
Employed Lawyers	Executive Risk Indemnity (Chubb)	1/1/05
Cargo & War	Fireman’s Fund Ins. Co.	7/1/05
General Liability	Lexington Ins. Co.	7/1/05
Automobile Liability	Progressive Preferred Ins. Co.	7/1/05
Worker’s Compensation (CA)	Commerce & Industry Ins. Co.	7/1/05
Excess Worker’s Compensation	Employers Reinsurance Corporation	7/1/05
Umbrella Liability	National Union fire Ins. Co. (AIG)	7/1/05
Property	American Guaranty & Liability	7/1/05
Excess California Earthquake	Clarendon/Empire/Glencoe	7/1/05
International Liability	ACE American Ins. Co.	7/1/05
Kidnap/Ransom	Federal Ins. Co. (Chubb)	8/15/05
Non-Owned Aircraft Liability	XL Specialty Ins. Co.	7/1/05
Pollution Legal Liability	American International Specialty Lines	1/6/10

xix.

FORM 7

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: DECEMBER 31, 2004

IN RE:			: CASE NO: 04-39154
: Chapter 11
			:	Judge: Lawrence S. Walter
:
AMERICAN SPORTS DESIGN COMPANY
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	√	Operating Statement	(Form 2)
	√	Balance Sheet	(Form 3)
	√	Summary of Operations	(Form 4)
	N/A	Monthly Cash Statement	(Form 5)
	N/A	Cash Report	(Form 5A)
	N/A	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 1/27/05	/s/ Robert W. Lafferty
(Debtor in Possession)

Senior V.P.-Finance, CFO & Treasurer
Title

(937) 865-5407
Phone
FORM 1

AMERICAN SPORTS DESIGN
OPERATING STATEMENT
PERIOD ENDING: DECEMBER 31, 2004
	Case No: 04-39154

($000)	Totals	Totals
	Current Month	Since Filing
Gross Sales	100	100
Net Sales	100	100
Adjusted Gross Profit	100	100
% Net Sales	100.0%	100.0%
Operating Expenses;
Total Selling Expenses	-	-
% Net Sales	0.0%	0.0%
Other Product Line Expenses	-	-
% Net Sales	0.0%	0.0%
Corporate Expenses, Net	-	-
Total Operating Expenses	-	-
% Net Sales	0.0%	0.0%
Operating Income	100	100
% Net Sales	100.0%	100.0%
Other (Income)/Expense	-	-
EBIT Excl. Restructuring	100	100
% Net Sales	100.0%	100.0%
Restructuring & Other Expense	-	-
Interest Expense	-	-
Pre-Tax Income From Contin. Ops	100	100
Loss/(Gain) on Discontinued OPS	-	-
Pre-Tax	100	100
Provision for Taxes	0	0
Net Earnings	100	100

FORM 2

AMERICAN SPORTS DESIGN
Balance Sheet	Current	Prior	At
Period Ending: December 31, 2004	Month	Month	Filing

Total Cash	$0	$0	$0

Net Receivables	$169	$81	$91

Net Inventory	$0	$0	$0

Total Prepaids	$0	$0	$0

Net PP & E	$0	$0	$0

Goodwill-net of Amortization	$824	$824	$824

Other Assets	$0	$0	$0

Total Assets	$993	$905	$915

Liabilities & Equity

Post Petition Liabilities
Accounts Payable	$0	$0	$0
Wages & Salaries/Commissions	$0	$0	$0
Total Post Petition Liabilities	$0	$0	$0

Bank Debt	$0	$0	$0

Prepetition Liabilities
Accounts Payable	$0	$0	$0
Other Current Liabilities	$0	$0	$0
Accrued Liabilities	$0	$0	$0
Mortgage/Notes & Capital Leases	$0	$0	$0
Salaried Pension	$0	$0	$0
Long Term Liabilities	$0	$0	$0
Intercompany Accounts with Huffy	$3,709	$3,721	$3,731

Liabilities Subject to Compromise	$3,709	$3,721	$3,731

Total Liabilities	$3,709	$3,721	$3,731

Shareholder's Equity
Owners Capital	$0	$0	$0
Pre Petition Retained Earnings	($2,816)	($2,816)	($2,816)
Post Petition Retained Earnings	$100	$0	$0
Total Shareholder's Equity	($2,716)	($2,816)	($2,816)

Total Liabilities & Equity	$993	$905	$915

Variance	$0	$0	$0

FORM 3

		AMERICAN SPORTS DESIGN
		SUMMARY OF OPERATIONS
		Period Ended: December 31, 2004		Case No: 04-39154

	Schedule of Postpetition Taxes Payable

	Beginning	Accrued/	Payments/	Ending
( $ in 000)	Balance	Withheld	Deposits	Balance

Income Taxes Withheld:
Federal:	$0	$0	$0	$0
State:				$0
Local:				$0

FICA Withheld:				$0

Employers FICA:	$0	$0	$0	$0

Unemployment Tax:
Federal:	$0	$0		$0
State:	$0	$0		$0

Sales, Use & Excise
Taxes:	$0	$0		$0

Property Taxes:	$0	$0		$0

Real Estate Taxes	$0	$0		$0

TOTALS:	$0	$0	$0	$0

	AGING OF ACCOUNTS RECEIVABLE
	AND POSTPETITION ACCOUNTS PAYABLE

Age in Days	0-30	30-60	Over 60
Post Petition
Accounts Payable	--	--	--

Accounts Receivable	25,000	--	144,334

For all postpetition accounts payable over 30 days old, please attach a sheet listing each such account to whom the account is owed, the date the account was opened, and the reason for non-payment of the account.

Describe events or factors occurring during this reporting period materially affecting operations and formulation of a Plan of Reorganization.

				FORM 4

SCHEDULE OF IN-FORCE INSURANCE

Period Ending: DECEMBER 31, 2004

Case No. 04-39154

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Commerce and Industry Ins. Co	7/1/05
General Business Policy	Lexington Ins. Co.	7/1/05
Directors & Officers Liability	Federal Ins. Co. (Chubb)	1/1/05
Excess Directors & Officers Liability	Zurich Ins. Co.	1/5/05
Excess Directors & Officers Liability	National Union Fire Ins. Co.	1/1/05
Outside Directors Liability	Federal Ins. Co. (Chubb)	1/1/05
Fiduciary Liability & Crime	Federal Ins. Co. (Chubb)	1/1/05
Employed Lawyers	Executive Risk Indemnity (Chubb)	1/1/05
Cargo & War	Fireman’s Fund Ins. Co.	7/1/05
General Liability	Lexington Ins. Co.	7/1/05
Automobile Liability	Progressive Preferred Ins. Co.	7/1/05
Worker’s Compensation (CA)	Commerce & Industry Ins. Co.	7/1/05
Excess Worker’s Compensation	Employers Reinsurance Corporation	7/1/05
Umbrella Liability	National Union fire Ins. Co. (AIG)	7/1/05
Property	American Guaranty & Liability	7/1/05
Excess California Earthquake	Clarendon/Empire/Glencoe	7/1/05
International Liability	ACE American Ins. Co.	7/1/05
Kidnap/Ransom	Federal Ins. Co. (Chubb)	8/15/05
Non-Owned Aircraft Liability	XL Specialty Ins. Co.	7/1/05
Pollution Legal Liability	American International Specialty Lines	1/6/10

xix.

FORM 7

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: DECEMBER 31, 2004

IN RE:			: CASE NO: 04-39155
: Chapter 11
			:	Judge: Lawrence S. Walter
:
HUFFY SPORTS WASHINGTON, INC.
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	√	Operating Statement	(Form 2)
	√	Balance Sheet	(Form 3)
	N/A	Summary of Operations	(Form 4)
	N/A	Monthly Cash Statement	(Form 5)
	N/A	Cash Report	(Form 5A)
	N/A	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 1/27/05	/s/ Robert W. Lafferty
(Debtor in Possession)

Senior V.P.-Finance, CFO & Treasurer
Title

(937) 865-5407
Phone
FORM 1

HUFFY SPORTS WASHINGTON
OPERATING STATEMENT
PERIOD ENDING: DECEMBER 31, 2004
Case No: 04-39155

($000)	Totals	Totals
	Current Month	Since Filing
Gross Sales	-	-
Net Sales	-	-
Adjusted Gross Profit	-	-
% Net Sales	#DIV/0!	#DIV/0!
Operating Expenses;
Total Selling Expenses	-	-
% Net Sales	#DIV/0!	#DIV/0!
Other Product Line Expenses	-	-
% Net Sales	#DIV/0!	#DIV/0!
Corporate Expenses, Net	-	-
Total Operating Expenses	-	-
% Net Sales	#DIV/0!	#DIV/0!
Operating Income	-	-
% Net Sales	#DIV/0!	#DIV/0!
Other (Income)/Expense	-	-
EBIT Excl. Restructuring	-	-
% Net Sales	#DIV/0!	#DIV/0!
Restructuring & Other Expense	-	-
Interest Expense	-	-
Pre-Tax Income From Contin. Ops	-	-
Loss/(Gain) on Discontinued OPS	838	1,324
Pre-Tax	(838)	(1,324)
Provision for Taxes	0	1480
Net Earnings	(838)	(2,804)
FORM 2

HUFFY SPORTS WASHINGTON				Case No: 04-39155
Balance Sheet	Current	Prior	At
Period Ending: December 31, 2004	Month	Month	Filing

Total Cash	$0	$0	$0

Net Receivables	$0	$2	$0

Net Inventory	$0	$0	$0

Total Prepaids	$0	$92	$92

Net PP & E	$21	$540	$596

Goodwill-net of Amortization	$0	$0	$0

Other Assets	$0	$0	$1,480

Total Assets	$21	$634	$2,168

Liabilities & Equity

Post Petition Liabilities
Accounts Payable	$0	$0	$0
Wages & Salaries/Commissions	$0	$0	$0
Total Post Petition Liabilities	$0	$0	$0

Secured Liabilities
Subject to Post Petition	$0	$0	$0
Bank Debt	$0	$0	$0
All Other Secured Liabilities	$0	$0	$0

Total Secured Liabilities	$0	$0	$0

Prepetition Liabilities
Accounts Payable	$444	$464	$914
Other Current Liabilities	$20	$20	$20
Accrued Liabilities	$46	($3)	$0
Mortgage/Notes & Capital Leases	$0	$0	$0
Salaried Pension	$0	$0	$0
Long Term Liabilities	$0	$0	$0
Intercompany Accounts with Huffy	$6,979	$6,783	$5,898

Liabilities Subject to Compromise	$7,489	$7,264	$6,832

Total Liabilities	$7,489	$7,264	$6,832

Shareholder's Equity
Owners Capital	$0	$0	$0
Pre Petition Retained Earnings	($4,664)	($4,664)	($4,664)
Post Petition Retained Earnings	($2,804)	($1,966)	$0
Total Shareholder's Equity	($7,468)	($6,630)	($4,664)

Total Liabilities & Equity	$21	$634	$2,168

Variance	$0	$0	$0

FORM 3

SCHEDULE OF IN-FORCE INSURANCE

Period Ending: DECEMBER 31, 2004

Case No. 04-39155

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Commerce and Industry Ins. Co	7/1/05
General Business Policy	Lexington Ins. Co.	7/1/05
Directors & Officers Liability	Federal Ins. Co. (Chubb)	1/1/05
Excess Directors & Officers Liability	Zurich Ins. Co.	1/5/05
Excess Directors & Officers Liability	National Union Fire Ins. Co.	1/1/05
Outside Directors Liability	Federal Ins. Co. (Chubb)	1/1/05
Fiduciary Liability & Crime	Federal Ins. Co. (Chubb)	1/1/05
Employed Lawyers	Executive Risk Indemnity (Chubb)	1/1/05
Cargo & War	Fireman’s Fund Ins. Co.	7/1/05
General Liability	Lexington Ins. Co.	7/1/05
Automobile Liability	Progressive Preferred Ins. Co.	7/1/05
Worker’s Compensation (CA)	Commerce & Industry Ins. Co.	7/1/05
Excess Worker’s Compensation	Employers Reinsurance Corporation	7/1/05
Umbrella Liability	National Union fire Ins. Co. (AIG)	7/1/05
Property	American Guaranty & Liability	7/1/05
Excess California Earthquake	Clarendon/Empire/Glencoe	7/1/05
International Liability	ACE American Ins. Co.	7/1/05
Kidnap/Ransom	Federal Ins. Co. (Chubb)	8/15/05
Non-Owned Aircraft Liability	XL Specialty Ins. Co.	7/1/05
Pollution Legal Liability	American International Specialty Lines	1/6/10

xix.

FORM 7

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: DECEMBER 31, 2004

IN RE:			: CASE NO: 04-39156
: Chapter 11
			:	Judge: Lawrence S. Walter
:
HUFCO-GEORGIA, INC.
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	N/A	Operating Statement	(Form 2)
	N/A	Balance Sheet	(Form 3)
	N/A	Summary of Operations	(Form 4)
	N/A	Monthly Cash Statement	(Form 5)
	N/A	Cash Report	(Form 5A)
	N/A	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 1/27/05	/s/ Robert W. Lafferty
(Debtor in Possession)

Senior V.P.-Finance, CFO & Treasurer
Title

(937) 865-5407
Phone
FORM 1

SCHEDULE OF IN-FORCE INSURANCE

Period Ending: DECEMBER 31, 2004

Case No. 04-39156

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Commerce and Industry Ins. Co	7/1/05
General Business Policy	Lexington Ins. Co.	7/1/05
Directors & Officers Liability	Federal Ins. Co. (Chubb)	1/1/05
Excess Directors & Officers Liability	Zurich Ins. Co.	1/5/05
Excess Directors & Officers Liability	National Union Fire Ins. Co.	1/1/05
Outside Directors Liability	Federal Ins. Co. (Chubb)	1/1/05
Fiduciary Liability & Crime	Federal Ins. Co. (Chubb)	1/1/05
Employed Lawyers	Executive Risk Indemnity (Chubb)	1/1/05
Cargo & War	Fireman’s Fund Ins. Co.	7/1/05
General Liability	Lexington Ins. Co.	7/1/05
Automobile Liability	Progressive Preferred Ins. Co.	7/1/05
Worker’s Compensation (CA)	Commerce & Industry Ins. Co.	7/1/05
Excess Worker’s Compensation	Employers Reinsurance Corporation	7/1/05
Umbrella Liability	National Union fire Ins. Co. (AIG)	7/1/05
Property	American Guaranty & Liability	7/1/05
Excess California Earthquake	Clarendon/Empire/Glencoe	7/1/05
International Liability	ACE American Ins. Co.	7/1/05
Kidnap/Ransom	Federal Ins. Co. (Chubb)	8/15/05
Non-Owned Aircraft Liability	XL Specialty Ins. Co.	7/1/05
Pollution Legal Liability	American International Specialty Lines	1/6/10

xix.

FORM 7

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: DECEMBER 31, 2004

IN RE:			: CASE NO: 04-39157
: Chapter 11
			:	Judge: Lawrence S. Walter
:
LAMAR SNOWBOARDS, INC.
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	√	Operating Statement	(Form 2)
	√	Balance Sheet	(Form 3)
	N/A	Summary of Operations	(Form 4)
	N/A	Monthly Cash Statement	(Form 5)
	N/A	Cash Report	(Form 5A)
	N/A	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 1/27/05	/s/ Robert W. Lafferty
(Debtor in Possession)

Senior V.P.-Finance, CFO & Treasurer
Title

(937) 865-5407
Phone
FORM 1

LAMAR SNOWBOARDS
OPERATING STATEMENT
PERIOD ENDING: DECEMBER 31, 2004
Case No: 04-39157

($000)	Totals	Totals
	Current Month	Since Filing
Gross Sales	-	-
Net Sales	-	-
Adjusted Gross Profit	-	-
% Net Sales	#DIV/0!	#DIV/0!
Total Selling Expenses	-	-
% Net Sales	#DIV/0!	#DIV/0!
Other Product Line Expenses	-	-
% Net Sales	#DIV/0!	#DIV/0!
Corporate Expenses, Net	-	-
Total Operating Expenses	-	-
% Net Sales	#DIV/0!	#DIV/0!
Operating Income	-	-
% Net Sales	#DIV/0!	#DIV/0!
Other (Income)/Expense	-	-
EBIT Excl. Restructuring	-	-
% Net Sales	#DIV/0!	#DIV/0!
Restructuring & Other Expense	-	-
Interest Expense	-	-
Pre-Tax Income From Contin. Ops	-	-
Loss/(Gain) on Discontinued OPS	-	-
Pre-Tax	-	-
Provision for Taxes	0	349
Net Earnings	-	(349)

LAMAR SNOWBOARDS				Case No: 04-39157
Balance Sheet	Current	Prior	At
Period Ending: December 31, 2004	Month	Month	Filing

Total Cash	$0	$0	$0

Net Receivables	$0	$0	$0

Net Inventory	$0	$0	$0

Total Prepaids	$0	$0	$0

Net PP & E	$0	$0	$0

Goodwill-net of Amortization	$0	$0	$0

Other Assets	$0	$0	$349

Total Assets	$0	$0	$349

Liabilities & Equity

Post Petition Liabilities
Accounts Payable	$0	$0	$0
Wages & Salaries/Commissions	$0	$0	$0
Total Post Petition Liabilities	$0	$0	$0

Secured Liabilities
Subject to Post Petition	$0	$0	$0
Bank Debt	$0	$0	$0
All Other Secured Liabilities	$0	$0	$0

Total Secured Liabilities	$0	$0	$0

Prepetition Liabilities
Accounts Payable	$0	$0	$0
Other Current Liabilities	$0	$0	$0
Accrued Liabilities	$0	$0	$0
Mortgage/Notes & Capital Leases	$0	$0	$0
Salaried Pension	$0	$0	$0
Long Term Liabilities	$0	$0	$0
Intercompany Accounts with Huffy	$349	$349	$349

Liabilities Subject to Compromise	$349	$349	$349

Total Liabilities	$349	$349	$349

Shareholder's Equity
Owners Capital	$0	$0	$0
Pre Petition Retained Earnings	$0	$0	$0
Post Petition Retained Earnings	($349)	($349)	$0
Total Shareholder's Equity	($349)	($349)	$0

Total Liabilities & Equity	$0	$0	$349

Variance	$0	$0	$0

FORM 3

SCHEDULE OF IN-FORCE INSURANCE

Period Ending: DECEMBER 31, 2004

Case No. 04-39157

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Commerce and Industry Ins. Co	7/1/05
General Business Policy	Lexington Ins. Co.	7/1/05
Directors & Officers Liability	Federal Ins. Co. (Chubb)	1/1/05
Excess Directors & Officers Liability	Zurich Ins. Co.	1/5/05
Excess Directors & Officers Liability	National Union Fire Ins. Co.	1/1/05
Outside Directors Liability	Federal Ins. Co. (Chubb)	1/1/05
Fiduciary Liability & Crime	Federal Ins. Co. (Chubb)	1/1/05
Employed Lawyers	Executive Risk Indemnity (Chubb)	1/1/05
Cargo & War	Fireman’s Fund Ins. Co.	7/1/05
General Liability	Lexington Ins. Co.	7/1/05
Automobile Liability	Progressive Preferred Ins. Co.	7/1/05
Worker’s Compensation (CA)	Commerce & Industry Ins. Co.	7/1/05
Excess Worker’s Compensation	Employers Reinsurance Corporation	7/1/05
Umbrella Liability	National Union fire Ins. Co. (AIG)	7/1/05
Property	American Guaranty & Liability	7/1/05
Excess California Earthquake	Clarendon/Empire/Glencoe	7/1/05
International Liability	ACE American Ins. Co.	7/1/05
Kidnap/Ransom	Federal Ins. Co. (Chubb)	8/15/05
Non-Owned Aircraft Liability	XL Specialty Ins. Co.	7/1/05
Pollution Legal Liability	American International Specialty Lines	1/6/10

xix.

FORM 7

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: DECEMBER 31, 2004

IN RE:			: CASE NO: 04-39158
: Chapter 11
			:	Judge: Lawrence S. Walter
:
HUFCO-NEW BRUNSWICK, INC.
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	N/A	Operating Statement	(Form 2)
	N/A	Balance Sheet	(Form 3)
	N/A	Summary of Operations	(Form 4)
	N/A	Monthly Cash Statement	(Form 5)
	N/A	Cash Report	(Form 5A)
	N/A	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 1/27/05	/s/ Robert W. Lafferty
(Debtor in Possession)

Senior V.P.-Finance, CFO & Treasurer
Title

(937) 865-5407
Phone
FORM 1

SCHEDULE OF IN-FORCE INSURANCE

Period Ending: DECEMBER 31, 2004

Case No. 04-39158

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Commerce and Industry Ins. Co	7/1/05
General Business Policy	Lexington Ins. Co.	7/1/05
Directors & Officers Liability	Federal Ins. Co. (Chubb)	1/1/05
Excess Directors & Officers Liability	Zurich Ins. Co.	1/5/05
Excess Directors & Officers Liability	National Union Fire Ins. Co.	1/1/05
Outside Directors Liability	Federal Ins. Co. (Chubb)	1/1/05
Fiduciary Liability & Crime	Federal Ins. Co. (Chubb)	1/1/05
Employed Lawyers	Executive Risk Indemnity (Chubb)	1/1/05
Cargo & War	Fireman’s Fund Ins. Co.	7/1/05
General Liability	Lexington Ins. Co.	7/1/05
Automobile Liability	Progressive Preferred Ins. Co.	7/1/05
Worker’s Compensation (CA)	Commerce & Industry Ins. Co.	7/1/05
Excess Worker’s Compensation	Employers Reinsurance Corporation	7/1/05
Umbrella Liability	National Union fire Ins. Co. (AIG)	7/1/05
Property	American Guaranty & Liability	7/1/05
Excess California Earthquake	Clarendon/Empire/Glencoe	7/1/05
International Liability	ACE American Ins. Co.	7/1/05
Kidnap/Ransom	Federal Ins. Co. (Chubb)	8/15/05
Non-Owned Aircraft Liability	XL Specialty Ins. Co.	7/1/05
Pollution Legal Liability	American International Specialty Lines	1/6/10

xix.

FORM 7

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: DECEMBER 31, 2004

IN RE:			: CASE NO: 04-39159
: Chapter 11
			:	Judge: Lawrence S. Walter
:
HUFCO-GEORGIA II, INC.
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	N/A	Operating Statement	(Form 2)
	N/A	Balance Sheet	(Form 3)
	N/A	Summary of Operations	(Form 4)
	N/A	Monthly Cash Statement	(Form 5)
	N/A	Cash Report	(Form 5A)
	N/A	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 1/27/05	/s/ Robert W. Lafferty
(Debtor in Possession)

Senior V.P.-Finance, CFO & Treasurer
Title

(937) 865-5407
Phone
FORM 1

SCHEDULE OF IN-FORCE INSURANCE

Period Ending: DECEMBER 31, 2004

Case No. 04-39159

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Commerce and Industry Ins. Co	7/1/05
General Business Policy	Lexington Ins. Co.	7/1/05
Directors & Officers Liability	Federal Ins. Co. (Chubb)	1/1/05
Excess Directors & Officers Liability	Zurich Ins. Co.	1/5/05
Excess Directors & Officers Liability	National Union Fire Ins. Co.	1/1/05
Outside Directors Liability	Federal Ins. Co. (Chubb)	1/1/05
Fiduciary Liability & Crime	Federal Ins. Co. (Chubb)	1/1/05
Employed Lawyers	Executive Risk Indemnity (Chubb)	1/1/05
Cargo & War	Fireman’s Fund Ins. Co.	7/1/05
General Liability	Lexington Ins. Co.	7/1/05
Automobile Liability	Progressive Preferred Ins. Co.	7/1/05
Worker’s Compensation (CA)	Commerce & Industry Ins. Co.	7/1/05
Excess Worker’s Compensation	Employers Reinsurance Corporation	7/1/05
Umbrella Liability	National Union fire Ins. Co. (AIG)	7/1/05
Property	American Guaranty & Liability	7/1/05
Excess California Earthquake	Clarendon/Empire/Glencoe	7/1/05
International Liability	ACE American Ins. Co.	7/1/05
Kidnap/Ransom	Federal Ins. Co. (Chubb)	8/15/05
Non-Owned Aircraft Liability	XL Specialty Ins. Co.	7/1/05
Pollution Legal Liability	American International Specialty Lines	1/6/10

xix.

FORM 7

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: DECEMBER 31, 2004

IN RE:			: CASE NO: 04-39160
: Chapter 11
			:	Judge: Lawrence S. Walter
:
HUFFY SPORTS OUTLET, INC.
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	N/A	Operating Statement	(Form 2)
	√	Balance Sheet	(Form 3)
	N/A	Summary of Operations	(Form 4)
	N/A	Monthly Cash Statement	(Form 5)
	N/A	Cash Report	(Form 5A)
	N/A	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 1/27/05	/s/ Robert W. Lafferty
(Debtor in Possession)

Senior V.P.-Finance, CFO & Treasurer
Title

(937) 865-5407
Phone
FORM 1

HUFFY SPORTS OUTLET				Case No: 04-39160
Balance Sheet	Current	Prior	At
Period Ending: December 31, 2004	Month	Month	Filing

Total Cash	$0	$0	$0

Net Receivables	$0	$0	$0

Net Inventory	$0	$0	$0

Total Prepaids	$0	$0	$0

Net PP & E	$0	$0	$0

Goodwill-net of Amortization	$0	$0	$0

Other Assets	$0	$0	$0

Total Assets	$0	$0	$0

Liabilities & Equity

Post Petition Liabilities
Accounts Payable	$0	$0	$0
Wages & Salaries/Commissions	$0	$0	$0
Total Post Petition Liabilities	$0	$0	$0

Secured Liabilities
Subject to Post Petition	$0	$0	$0
Bank Debt	$0	$0	$0
All Other Secured Liabilities	$0	$0	$0

Total Secured Liabilities	$0	$0	$0

Prepetition Liabilities
Accounts Payable	$0	$0	$0
Other Current Liabilities	$0	$0	$0
Accrued Liabilities	$0	$0	$0
Mortgage/Notes & Capital Leases	$0	$0	$0
Salaried Pension	$0	$0	$0
Long Term Liabilities	$0	$0	$0
Intercompany Liabilities	($32)	($32)	($32)

Liabilities Subject to Compromise	($32)	($32)	($32)

Total Liabilities	($32)	($32)	($32)

Shareholder's Equity
Owners Capital	$0	$0	$0
Pre Petition Retained Earnings	$32	$32	$32
Post Petition Retained Earnings	$0	$0	$0
Total Shareholder's Equity	$32	$32	$32

Total Liabilities & Equity	$0	$0	$0

Variance	$0	$0	$0

FORM 3

SCHEDULE OF IN-FORCE INSURANCE

Period Ending: DECEMBER 31, 2004

Case No. 04-39160

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Commerce and Industry Ins. Co	7/1/05
General Business Policy	Lexington Ins. Co.	7/1/05
Directors & Officers Liability	Federal Ins. Co. (Chubb)	1/1/05
Excess Directors & Officers Liability	Zurich Ins. Co.	1/5/05
Excess Directors & Officers Liability	National Union Fire Ins. Co.	1/1/05
Outside Directors Liability	Federal Ins. Co. (Chubb)	1/1/05
Fiduciary Liability & Crime	Federal Ins. Co. (Chubb)	1/1/05
Employed Lawyers	Executive Risk Indemnity (Chubb)	1/1/05
Cargo & War	Fireman’s Fund Ins. Co.	7/1/05
General Liability	Lexington Ins. Co.	7/1/05
Automobile Liability	Progressive Preferred Ins. Co.	7/1/05
Worker’s Compensation (CA)	Commerce & Industry Ins. Co.	7/1/05
Excess Worker’s Compensation	Employers Reinsurance Corporation	7/1/05
Umbrella Liability	National Union fire Ins. Co. (AIG)	7/1/05
Property	American Guaranty & Liability	7/1/05
Excess California Earthquake	Clarendon/Empire/Glencoe	7/1/05
International Liability	ACE American Ins. Co.	7/1/05
Kidnap/Ransom	Federal Ins. Co. (Chubb)	8/15/05
Non-Owned Aircraft Liability	XL Specialty Ins. Co.	7/1/05
Pollution Legal Liability	American International Specialty Lines	1/6/10

xix.

FORM 7

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: DECEMBER 31, 2004

IN RE:			: CASE NO: 04-39161
: Chapter 11
			:	Judge: Lawrence S. Walter
:
HUFFY SPORTS DELAWARE, INC.
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	√	Operating Statement	(Form 2)
	√	Balance Sheet	(Form 3)
	N/A	Summary of Operations	(Form 4)
	N/A	Monthly Cash Statement	(Form 5)
	N/A	Cash Report	(Form 5A)
	N/A	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 1/27/05	/s/ Robert W. Lafferty
(Debtor in Possession)

Senior V.P.-Finance, CFO & Treasurer
Title

(937) 865-5407
Phone
FORM 1

HUFFY SPORTS DELAWARE
OPERATING STATEMENT
PERIOD ENDING: DECEMBER 31, 2004
Case No: 04-39161

($000)	Totals	Totals
	Current Month	Since Filing
Gross Sales	-	-
Net Sales	-	-
Adjusted Gross Profit	-	-
% Net Sales	#DIV/0!	#DIV/0!
Total Selling Expenses	-	-
% Net Sales	#DIV/0!	#DIV/0!
Other Product Line Expenses	-	-
% Net Sales	#DIV/0!	#DIV/0!
Corporate Expenses, Net	-	-
Total Operating Expenses	-	-
% Net Sales	#DIV/0!	#DIV/0!
Operating Income	-	-
% Net Sales	#DIV/0!	#DIV/0!
Other (Income)/Expense	-	-
EBIT Excl. Restructuring	-	-
% Net Sales	#DIV/0!	#DIV/0!
Restructuring & Other Expense	-	-
Interest Expense	-	-
Pre-Tax Income From Contin. Ops	-	-
Loss/(Gain) on Discontinued OPS	-	77
Pre-Tax	-	(77)
Provision for Taxes	0	0
Net Earnings	-	(77)

HUFFY SPORTS DELAWARE				Case No: 04-39161
Balance Sheet	Current	Prior	At
Period Ending: December 31, 2004	Month	Month	Filing

Total Cash	$0	$0	$0

Net Receivables	$0	$0	$0

Net Inventory	$0	$0	$0

Total Prepaids	$0	$0	$0

Net PP & E	$0	$0	$0

Goodwill-net of Amortization	$305	$305	$305

Other Assets	$0	$0	$0

Total Assets	$305	$305	$305

Liabilities & Equity

Post Petition Liabilities
Accounts Payable	$0	$0	$0
Wages & Salaries/Commissions	$0	$0	$0
Total Post Petition Liabilities	$0	$0	$0

Secured Liabilities
Subject to Post Petition	$0	$0	$0
Bank Debt	$0	$0	$0
All Other Secured Liabilities	$0	$0	$0

Total Secured Liabilities	$0	$0	$0

Prepetition Liabilities
Accounts Payable	$21	$29	$21
Other Current Liabilities	$36	$36	$36
Accrued Liabilities	$129	$138	$146
Mortgage/Notes & Capital Leases	$0	$0	$0
Salaried Pension	$0	$0	$0
Long Term Liabilities	$0	$0	$0
Intercompany Accounts with Huffy	($38,133)	($38,150)	($38,227)

Liabilities Subject to Compromise	($37,947)	($37,947)	($38,024)

Total Liabilities	($37,947)	($37,947)	($38,024)

Shareholder's Equity
Owners Capital	$40,516	$40,516	$40,516
Pre Petition Retained Earnings	($2,187)	($2,187)	($2,187)
Post Petition Retained Earnings	($77)	($77)	$0
Total Shareholder's Equity	$38,252	$38,252	$38,329

Total Liabilities & Equity	$305	$305	$305

Variance	$0	$0	$0

SCHEDULE OF IN-FORCE INSURANCE

Period Ending: DECEMBER 31, 2004

Case No. 04-39161

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Commerce and Industry Ins. Co	7/1/05
General Business Policy	Lexington Ins. Co.	7/1/05
Directors & Officers Liability	Federal Ins. Co. (Chubb)	1/1/05
Excess Directors & Officers Liability	Zurich Ins. Co.	1/5/05
Excess Directors & Officers Liability	National Union Fire Ins. Co.	1/1/05
Outside Directors Liability	Federal Ins. Co. (Chubb)	1/1/05
Fiduciary Liability & Crime	Federal Ins. Co. (Chubb)	1/1/05
Employed Lawyers	Executive Risk Indemnity (Chubb)	1/1/05
Cargo & War	Fireman’s Fund Ins. Co.	7/1/05
General Liability	Lexington Ins. Co.	7/1/05
Automobile Liability	Progressive Preferred Ins. Co.	7/1/05
Worker’s Compensation (CA)	Commerce & Industry Ins. Co.	7/1/05
Excess Worker’s Compensation	Employers Reinsurance Corporation	7/1/05
Umbrella Liability	National Union fire Ins. Co. (AIG)	7/1/05
Property	American Guaranty & Liability	7/1/05
Excess California Earthquake	Clarendon/Empire/Glencoe	7/1/05
International Liability	ACE American Ins. Co.	7/1/05
Kidnap/Ransom	Federal Ins. Co. (Chubb)	8/15/05
Non-Owned Aircraft Liability	XL Specialty Ins. Co.	7/1/05
Pollution Legal Liability	American International Specialty Lines	1/6/10

xix.

FORM 7

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: DECEMBER 31, 2004

IN RE:			: CASE NO: 04-39162
: Chapter 11
			:	Judge: Lawrence S. Walter
:
HUFFY SPORTS CANADA, INC.
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	√	Operating Statement	(Form 2)
	√	Balance Sheet	(Form 3)
	√	Summary of Operations	(Form 4)
	√	Monthly Cash Statement	(Form 5)
	N/A	Cash Report	(Form 5A)
	N/A	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES	NO √

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 1/27/05	/s/ Robert W. Lafferty
(Debtor in Possession)

Senior V.P.-Finance, CFO & Treasurer
Title

(937) 865-5407
Phone
FORM 1

HUFFY SPORTS CANADA, INC.

TAXES

While we do not believe that any taxes are due, we have not filed our 2003 Canadian Income Tax Return due to the pending restatement of our 2003 financial statements.  We have engaged Ernst and Young Canada to complete and file the return on our behalf.  We do not believe that we will incur any penalties in excess of $1000.

HUFFY SPORTS CANADA
OPERATING STATEMENT
PERIOD ENDING: DECEMBER 31, 2004
	Case No: 04-39162

($000)	Totals	Totals
	Current Month	Since Filing
Gross Sales	122	1,966
Net Sales	(335)	1,295
Adjusted Gross Profit	(511)	(230)
% Net Sales	152.5%	-17.8%
Other Product Line Expenses	60	150
% Net Sales	-17.9%	11.6%
Corporate Expenses, Net	-	-
Total Operating Expenses	(473)	278
% Net Sales	141.2%	21.5%
Operating Income	(38)	(508)
% Net Sales	11.3%	-39.2%
Other (Income)/Expense	339	50
EBIT Excl. Restructuring	(377)	(558)
% Net Sales	112.5%	-43.1%
Restructuring & Other Expense	-	-
Interest Expense	-	-
Pre-Tax Income From Contin. Ops	(377)	(558)
Loss/(Gain) on Discontinued OPS	1,525	2,388
Pre-Tax	(1,902)	(2,946)
Provision for Taxes	0	459
Net Earnings	(1,902)	(3,405)

FORM 2

HUFFY SPORTS CANADA
Balance Sheet	Current	Prior	At
Period Ending: December 31, 2004	Month	Month	Filing

Total Cash	$252	$170	$1,075

Net Receivables	$2,701	$5,029	$7,920

Net Inventory	$8,705	$10,641	$12,633

Total Prepaids	$616	$217	$225

Net PP & E	$0	$25	$89

Goodwill-net of Amortization	$14,637	$14,637	$14,637

Other Assets	$0	$0	$459

Total Assets	$26,911	$30,719	$37,038

Liabilities & Equity

Post Petition Liabilities
Accounts Payable	$582	($64)	$0
Wages & Salaries/Commissions	$43	$0	$0
Total Post Petition Liabilities	$625	($64)	$0

Bank Debt	$5,883	$10,903	$13,411

Prepetition Liabilities
Accounts Payable	$10,995	$11,531	$10,446
Other Current Liabilities	($335)	($349)	($349)
Accrued Liabilities	$1,097	$2,249	$2,552
Mortgage/Notes & Capital Leases	$0	$0	$0
Salaried Pension	$0	$0	$0
Long Term Liabilities	$0	$0	$0
Intercompany Liabilities	$104,401	$100,302	$103,328

Liabilities Subject to Compromise	$116,158	$113,733	$115,977

Total Liabilities	$122,666	$124,572	$129,388

Shareholder's Equity
Owners Capital	$0	$0	$0
Pre Petition Retained Earnings	($92,350)	($92,350)	($92,350)
Post Petition Retained Earnings	($3,405)	($1,503)	$0
Total Shareholder's Equity	($95,755)	($93,853)	($92,350)

Total Liabilities & Equity	$26,911	$30,719	$37,038

Variance	$0	$0	$0

FORM 3

		HUFFY SPORTS CANADA
		SUMMARY OF OPERATIONS
		Period Ended: December 31, 2004		Case No: 04-39162

	Schedule of Postpetition Taxes Payable

	Beginning	Accrued/	Payments/	Ending
( $ in 000)	Balance	Withheld	Deposits	Balance

Income Taxes Withheld:
Federal:	$0	$0	$0	$0
State:				$0
Local:				$0

FICA Withheld:				$0

Employers FICA:	$0	$0	$0	$0

Unemployment Tax:
Federal:	$0	$0		$0
State:	$0	$0		$0

Sales, Use & Excise
Taxes:	$0	$0		$0

Property Taxes:	$0	$0		$0

Real Estate Taxes	$0	$0		$0

TOTALS:	$0	$0	$0	$0

	AGING OF ACCOUNTS RECEIVABLE
	AND POSTPETITION ACCOUNTS PAYABLE

Age in Days	0-30	30-60	Over 60
Post Petition
Accounts Payable	--	--	--

Accounts Receivable	5,253,079	1,230,051	3,046,870

For all postpetition accounts payable over 30 days old, please attach a sheet listing each such account to whom the account is owed, the date the account was opened, and the reason for non-payment of the account.

Describe events or factors occurring during this reporting period materially affecting operations and formulation of a Plan of Reorganization:

FORM 4

CASE NAME:	Huffy Sports Canada

CASE NUMBER:	04-39162

MONTH & YEAR	December-04

TOTAL CASH FLOW	Beginning			Net Cash	Ending
Description	Balance	Receipts	Disbursements	Flow	Balance

Huffy Sports Canada	$170,200	$3,673,318	($3,591,559)	$81,759	$251,959
Total Cash Flow	$170,200	$3,673,318	($3,591,559)	$81,759	$251,959

FORM 5

SCHEDULE OF IN-FORCE INSURANCE

Period Ending: DECEMBER 31, 2004

Case No. 04-39162

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Commerce and Industry Ins. Co	7/1/05
General Business Policy	Lexington Ins. Co.	7/1/05
Directors & Officers Liability	Federal Ins. Co. (Chubb)	1/1/05
Excess Directors & Officers Liability	Zurich Ins. Co.	1/5/05
Excess Directors & Officers Liability	National Union Fire Ins. Co.	1/1/05
Outside Directors Liability	Federal Ins. Co. (Chubb)	1/1/05
Fiduciary Liability & Crime	Federal Ins. Co. (Chubb)	1/1/05
Employed Lawyers	Executive Risk Indemnity (Chubb)	1/1/05
Cargo & War	Fireman’s Fund Ins. Co.	7/1/05
General Liability	Lexington Ins. Co.	7/1/05
Automobile Liability	Progressive Preferred Ins. Co.	7/1/05
Worker’s Compensation (CA)	Commerce & Industry Ins. Co.	7/1/05
Excess Worker’s Compensation	Employers Reinsurance Corporation	7/1/05
Umbrella Liability	National Union fire Ins. Co. (AIG)	7/1/05
Property	American Guaranty & Liability	7/1/05
Excess California Earthquake	Clarendon/Empire/Glencoe	7/1/05
International Liability	ACE American Ins. Co.	7/1/05
Kidnap/Ransom	Federal Ins. Co. (Chubb)	8/15/05
Non-Owned Aircraft Liability	XL Specialty Ins. Co.	7/1/05
Pollution Legal Liability	American International Specialty Lines	1/6/10

xix.

FORM 7

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: DECEMBER 31, 2004

IN RE:			: CASE NO: 04-39163
: Chapter 11
			:	Judge: Lawrence S. Walter
:
LEHIGH AVENUE PROPERTY HOLDINGS, INC.
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	N/A	Operating Statement	(Form 2)
	N/A	Balance Sheet	(Form 3)
	N/A	Summary of Operations	(Form 4)
	N/A	Monthly Cash Statement	(Form 5)
	N/A	Cash Report	(Form 5A)
	N/A	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 1/27/05	/s/ Robert W. Lafferty
(Debtor in Possession)

Senior V.P.-Finance, CFO & Treasurer
Title

(937) 865-5407
Phone
FORM 1

SCHEDULE OF IN-FORCE INSURANCE

Period Ending: DECEMBER 31, 2004

Case No. 04-39163

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Commerce and Industry Ins. Co	7/1/05
General Business Policy	Lexington Ins. Co.	7/1/05
Directors & Officers Liability	Federal Ins. Co. (Chubb)	1/1/05
Excess Directors & Officers Liability	Zurich Ins. Co.	1/5/05
Excess Directors & Officers Liability	National Union Fire Ins. Co.	1/1/05
Outside Directors Liability	Federal Ins. Co. (Chubb)	1/1/05
Fiduciary Liability & Crime	Federal Ins. Co. (Chubb)	1/1/05
Employed Lawyers	Executive Risk Indemnity (Chubb)	1/1/05
Cargo & War	Fireman’s Fund Ins. Co.	7/1/05
General Liability	Lexington Ins. Co.	7/1/05
Automobile Liability	Progressive Preferred Ins. Co.	7/1/05
Worker’s Compensation (CA)	Commerce & Industry Ins. Co.	7/1/05
Excess Worker’s Compensation	Employers Reinsurance Corporation	7/1/05
Umbrella Liability	National Union fire Ins. Co. (AIG)	7/1/05
Property	American Guaranty & Liability	7/1/05
Excess California Earthquake	Clarendon/Empire/Glencoe	7/1/05
International Liability	ACE American Ins. Co.	7/1/05
Kidnap/Ransom	Federal Ins. Co. (Chubb)	8/15/05
Non-Owned Aircraft Liability	XL Specialty Ins. Co.	7/1/05
Pollution Legal Liability	American International Specialty Lines	1/6/10

xix.

FORM 7

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: DECEMBER 31, 2004

IN RE:			: CASE NO: 04-39164
: Chapter 11
			:	Judge: Lawrence S. Walter
:
FIRST TEAM SPORTS, INC.
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	√	Operating Statement	(Form 2)
	√	Balance Sheet	(Form 3)
	N/A	Summary of Operations	(Form 4)
	N/A	Monthly Cash Statement	(Form 5)
	N/A	Cash Report	(Form 5A)
	N/A	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 1/27/05	/s/ Robert W. Lafferty
(Debtor in Possession)

Senior V.P.-Finance, CFO & Treasurer
Title

(937) 865-5407
Phone
FORM 1

FIRST TEAM SPORTS
OPERATING STATEMENT
PERIOD ENDING: DECEMBER 31, 2004
Case No: 04-39164

($000)	Totals	Totals
	Current Month	Since Filing
Gross Sales	-	-
Net Sales	-	-
Adjusted Gross Profit	-	-
% Net Sales	#DIV/0!	#DIV/0!
Total Selling Expenses	-	-
% Net Sales	#DIV/0!	#DIV/0!
Other Product Line Expenses	-	-
% Net Sales	#DIV/0!	#DIV/0!
Corporate Expenses, Net	-	-
Total Operating Expenses	-	-
% Net Sales	#DIV/0!	#DIV/0!
Operating Income	-	-
% Net Sales	#DIV/0!	#DIV/0!
Other (Income)/Expense	-	-
EBIT Excl. Restructuring	-	-
% Net Sales	#DIV/0!	#DIV/0!
Restructuring & Other Expense	-	-
Interest Expense	70	70
Pre-Tax Income From Contin. Ops	(70)	(70)
Loss/(Gain) on Discontinued OPS	-	-
Pre-Tax	(70)	(70)
Provision for Taxes	0	3466
Net Earnings	(70)	(3,536)

FIRST TEAM SPORTS
Balance Sheet	Current	Prior	At
Period Ending: December 31, 2004	Month	Month	Filing

Total Cash	$0	$0	$0

Net Receivables	$0	$0	$0

Net Inventory	$0	$0	$0

Total Prepaids	$0	$0	$0

Net PP & E	$0	$0	$0

Goodwill-net of Amortization	$0	$0	$0

Other Assets	$0	$0	$3,466

Total Assets	$0	$0	$3,466

Liabilities & Equity

Post Petition Liabilities
Accounts Payable	$0	$0	$0
Wages & Salaries/Commissions	$0	$0	$0
Total Post Petition Liabilities	$0	$0	$0

Bank Debt	$0	$0	$0

Prepetition Liabilities
Accounts Payable	$0	$0	$0
Other Current Liabilities	$0	$0	$0
Accrued Liabilities	$0	$2	$0
Mortgage/Notes & Capital Leases	$592	$522	$522
Salaried Pension	$0	$0	$0
Long Term Liabilities	$0	$0	$0
Intercompany Accounts with Huffy	$2,436	$2,434	$2,436

Liabilities Subject to Compromise	$3,028	$2,958	$2,958

Total Liabilities	$3,028	$2,958	$2,958

Shareholder's Equity
Owners Capital	$0	$0	$0
Pre Petition Retained Earnings	$508	$508	$508
Post Petition Retained Earnings	($3,536)	($3,466)	$0
Total Shareholder's Equity	($3,028)	($2,958)	$508

Total Liabilities & Equity	$0	$0	$3,466

Variance	$0	$0	$0

FORM 3

SCHEDULE OF IN-FORCE INSURANCE

Period Ending: DECEMBER 31, 2004

Case No. 04-39164

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Commerce and Industry Ins. Co	7/1/05
General Business Policy	Lexington Ins. Co.	7/1/05
Directors & Officers Liability	Federal Ins. Co. (Chubb)	1/1/05
Excess Directors & Officers Liability	Zurich Ins. Co.	1/5/05
Excess Directors & Officers Liability	National Union Fire Ins. Co.	1/1/05
Outside Directors Liability	Federal Ins. Co. (Chubb)	1/1/05
Fiduciary Liability & Crime	Federal Ins. Co. (Chubb)	1/1/05
Employed Lawyers	Executive Risk Indemnity (Chubb)	1/1/05
Cargo & War	Fireman’s Fund Ins. Co.	7/1/05
General Liability	Lexington Ins. Co.	7/1/05
Automobile Liability	Progressive Preferred Ins. Co.	7/1/05
Worker’s Compensation (CA)	Commerce & Industry Ins. Co.	7/1/05
Excess Worker’s Compensation	Employers Reinsurance Corporation	7/1/05
Umbrella Liability	National Union fire Ins. Co. (AIG)	7/1/05
Property	American Guaranty & Liability	7/1/05
Excess California Earthquake	Clarendon/Empire/Glencoe	7/1/05
International Liability	ACE American Ins. Co.	7/1/05
Kidnap/Ransom	Federal Ins. Co. (Chubb)	8/15/05
Non-Owned Aircraft Liability	XL Specialty Ins. Co.	7/1/05
Pollution Legal Liability	American International Specialty Lines	1/6/10

xix.

FORM 7

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: DECEMBER 31, 2004

IN RE:			: CASE NO: 04-39165
: Chapter 11
			:	Judge: Lawrence S. Walter
:
TOMMY ARMOUR GOLF COMPANY
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	√	Operating Statement	(Form 2)
	√	Balance Sheet	(Form 3)
	N/A	Summary of Operations	(Form 4)
	N/A	Monthly Cash Statement	(Form 5)
	N/A	Cash Report	(Form 5A)
	N/A	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 1/27/05	/s/ Robert W. Lafferty
(Debtor in Possession)

Senior V.P.-Finance, CFO & Treasurer
Title

(937) 865-5407
Phone
FORM 1

TOMMY ARMOUR GOLF
OPERATING STATEMENT
PERIOD ENDING: DECEMBER 31, 2004
Case No: 04-39165

($000)	Totals	Totals
	Current Month	Since Filing
Gross Sales	-	-
Net Sales	-	-
Adjusted Gross Profit	-	-
% Net Sales	#DIV/0!	#DIV/0!
Operating Expenses;
Total Selling Expenses	-	-
% Net Sales	#DIV/0!	#DIV/0!
Other Product Line Expenses	-	-
% Net Sales	#DIV/0!	#DIV/0!
Corporate Expenses, Net	-	-
Total Operating Expenses	-	-
% Net Sales	#DIV/0!	#DIV/0!
Operating Income	-	-
% Net Sales	#DIV/0!	#DIV/0!
Other (Income)/Expense	-	-
EBIT Excl. Restructuring	-	-
% Net Sales	#DIV/0!	#DIV/0!
Restructuring & Other Expense	-	-
Interest Expense	-	-
Pre-Tax Income From Contin. Ops	-	-
Loss/(Gain) on Discontinued OPS	142	230
Pre-Tax	(142)	(230)
Provision for Taxes	0	0
Net Earnings	(142)	(230)
FORM 2

TOMMY ARMOUR GOLF
Balance Sheet	Current	Prior	At
Period Ending: December 31, 2004	Month	Month	Filing

Total Cash	$0	$0	$0

Net Receivables	$0	$0	$0

Net Inventory	$0	$0	$0

Total Prepaids	$0	$0	$0

Net PP & E	$0	$142	$230

Goodwill-net of Amortization	$0	$0	$0

Other Assets	$0	$0	$0

Total Assets	$0	$142	$230

Liabilities & Equity

Post Petition Liabilities
Accounts Payable	$0	$0	$0
Wages and Salaries/Commissions	$0	$0	$0
Total Post Petition Liabilities	$0	$0	$0

Bank Debt	$0	$0	$0

Prepetition Liabilities
Accounts Payable	$0	$0	$0
Other Current Liabilities	$0	$0	$0
Accrued Liabilities	$0	$0	$0
Mortgage/Notes & Capital Leases	$0	$0	$0
Salaried Pension	$0	$0	$0
Long Term Liabilities	$0	$0	$0
Intercompany Accounts with Huffy	$354	$354	$354

Liabilities Subject to Compromise	$354	$354	$354

Total Liabilities	$354	$354	$354

Shareholder's Equity
Owners Capital	$0	$0	$0
Pre Petition Retained Earnings	($124)	($124)	($124)
Post Petition Retained Earnings	($230)	($88)	$0
Total Shareholder's Equity	($354)	($212)	($124)

Total Liabilities & Equity	$0	$142	$230

Variance	$0	$0	$0

FORM 3

SCHEDULE OF IN-FORCE INSURANCE

Period Ending: DECEMBER 31, 2004

Case No. 04-39165

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Commerce and Industry Ins. Co	7/1/05
General Business Policy	Lexington Ins. Co.	7/1/05
Directors & Officers Liability	Federal Ins. Co. (Chubb)	1/1/05
Excess Directors & Officers Liability	Zurich Ins. Co.	1/5/05
Excess Directors & Officers Liability	National Union Fire Ins. Co.	1/1/05
Outside Directors Liability	Federal Ins. Co. (Chubb)	1/1/05
Fiduciary Liability & Crime	Federal Ins. Co. (Chubb)	1/1/05
Employed Lawyers	Executive Risk Indemnity (Chubb)	1/1/05
Cargo & War	Fireman’s Fund Ins. Co.	7/1/05
General Liability	Lexington Ins. Co.	7/1/05
Automobile Liability	Progressive Preferred Ins. Co.	7/1/05
Worker’s Compensation (CA)	Commerce & Industry Ins. Co.	7/1/05
Excess Worker’s Compensation	Employers Reinsurance Corporation	7/1/05
Umbrella Liability	National Union fire Ins. Co. (AIG)	7/1/05
Property	American Guaranty & Liability	7/1/05
Excess California Earthquake	Clarendon/Empire/Glencoe	7/1/05
International Liability	ACE American Ins. Co.	7/1/05
Kidnap/Ransom	Federal Ins. Co. (Chubb)	8/15/05
Non-Owned Aircraft Liability	XL Specialty Ins. Co.	7/1/05
Pollution Legal Liability	American International Specialty Lines	1/6/10

xix.

FORM 7

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: DECEMBER 31, 2004

IN RE:			: CASE NO: 04-39166
: Chapter 11
			:	Judge: Lawrence S. Walter
:
HUF CANADA, INC.
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	√	Operating Statement	(Form 2)
	√	Balance Sheet	(Form 3)
	√	Summary of Operations	(Form 4)
	N/A	Monthly Cash Statement	(Form 5)
	N/A	Cash Report	(Form 5A)
	N/A	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 1/27/05	/s/ Robert W. Lafferty
(Debtor in Possession)

Senior V.P.-Finance, CFO & Treasurer
Title

(937) 865-5407
Phone
FORM 1

HUFFY CANADA
OPERATING STATEMENT
PERIOD ENDING: DECEMBER 31, 2004
	Case No: 04-39166

($000)	Totals	Totals
	Current Month	Since Filing
Gross Sales	678	678
Net Sales	678	678
Adjusted Gross Profit	678	678
% Net Sales	100.0%	100.0%
Total Selling Expenses	-	-
% Net Sales	0.0%	0.0%
Other Product Line Expenses	46	190
% Net Sales	6.8%	28.0%
Corporate Expenses, Net	-	-
Total Operating Expenses	46	190
% Net Sales	6.8%	28.0%
Operating Income	632	488
% Net Sales	93.2%	72.0%
Other (Income)/Expense	-	-
EBIT Excl. Restructuring	632	488
% Net Sales	93.2%	72.0%
Restructuring & Other Expense	-	-
Interest Expense	-	-
Pre-Tax Income From Contin. Ops	632	488
Loss/(Gain) on Discontinued OPS	678	678
Pre-Tax	(46)	(190)
Provision for Taxes	0	-625
Net Earnings	(46)	435
		FORM 2

HUFFY CANADA
Balance Sheet	Current	Prior	At
Period Ending: December 31, 2004	Month	Month	Filing

Total Cash	$0	$0	$0

Net Receivables	$713	$863	$963

Net Inventory	$0	$0	$0

Total Prepaids	$0	$0	$0

Net PP & E	$0	$0	$0

Goodwill-net of Amortization	$99	$99	$99

Other Assets	$20,662	$20,708	$20,227

Total Assets	$21,474	$21,670	$21,289

Liabilities & Equity

Post Petition Liabilities
Accounts Payable	$0	$0	$0
Rent and Lease Payable	$0	$0	$0
Taxes	$0	$0	$0
Total Post Petition Liabilities	$0	$0	$0

Bank Debt	$0	$0	$0

Prepetition Liabilities
Accounts Payable	$0	$0	$0
Other Current Liabilities	$0	$0	$0
Accrued Liabilities	$206	$206	$206
Mortgage/Notes & Capital Leases	$0	$0	$0
Salaried Pension	$0	$0	$0
Long Term Liabilities	$0		$0
Intercompany Accounts with Huffy	$713	$863	$963

Total PrePetition Liabilities	$919	$1,069	$1,169

Total Liabilities	$919	$1,069	$1,169

Shareholder's Equity
Owners Capital	$0	$0	$0
Pre Petition Retained Earnings	$20,120	$20,120	$20,120
Post Petition Retained Earnings	$435	$481	$0
Total Shareholder's Equity	$20,555	$20,601	$20,120

Total Liabilities & Equity	$21,474	$21,670	$21,289

Variance	$0	$0	$0

FORM 3

		HUFFY CANADA
		SUMMARY OF OPERATIONS
		Period Ended: December 31, 2004		Case No: 04-39166

	Schedule of Postpetition Taxes Payable

	Beginning	Accrued/	Payments/	Ending
( $ in 000)	Balance	Withheld	Deposits	Balance

Income Taxes Withheld:
Federal:	$0	$0	$0	$0
State:				$0
Local:				$0

FICA Withheld:				$0

Employers FICA:	$0	$0	$0	$0

Unemployment Tax:
Federal:	$0	$0		$0
State:	$0	$0		$0

Sales, Use & Excise
Taxes:	$0	$0		$0

Property Taxes:	$0	$0		$0

Real Estate Taxes	$0	$0		$0

TOTALS:	$0	$0	$0	$0

	AGING OF ACCOUNTS RECEIVABLE
	AND POSTPETITION ACCOUNTS PAYABLE

Age in Days	0-30	30-60	Over 60
Post Petition
Accounts Payable	--	--	--

Accounts Receivable	--	713,121	--

For all postpetition accounts payable over 30 days old, please attach a sheet listing each such account to whom the account is owed, the date the account was opened, and the reason for non-payment of the account.

Describe events or factors occurring during this reporting period materially affecting operations and formulation of a Plan of Reorganization.

				FORM 4

SCHEDULE OF IN-FORCE INSURANCE

Period Ending: DECEMBER 31, 2004

Case No. 04-39166

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Commerce and Industry Ins. Co	7/1/05
General Business Policy	Lexington Ins. Co.	7/1/05
Directors & Officers Liability	Federal Ins. Co. (Chubb)	1/1/05
Excess Directors & Officers Liability	Zurich Ins. Co.	1/5/05
Excess Directors & Officers Liability	National Union Fire Ins. Co.	1/1/05
Outside Directors Liability	Federal Ins. Co. (Chubb)	1/1/05
Fiduciary Liability & Crime	Federal Ins. Co. (Chubb)	1/1/05
Employed Lawyers	Executive Risk Indemnity (Chubb)	1/1/05
Cargo & War	Fireman’s Fund Ins. Co.	7/1/05
General Liability	Lexington Ins. Co.	7/1/05
Automobile Liability	Progressive Preferred Ins. Co.	7/1/05
Worker’s Compensation (CA)	Commerce & Industry Ins. Co.	7/1/05
Excess Worker’s Compensation	Employers Reinsurance Corporation	7/1/05
Umbrella Liability	National Union fire Ins. Co. (AIG)	7/1/05
Property	American Guaranty & Liability	7/1/05
Excess California Earthquake	Clarendon/Empire/Glencoe	7/1/05
International Liability	ACE American Ins. Co.	7/1/05
Kidnap/Ransom	Federal Ins. Co. (Chubb)	8/15/05
Non-Owned Aircraft Liability	XL Specialty Ins. Co.	7/1/05
Pollution Legal Liability	American International Specialty Lines	1/6/10

xix.

FORM 7

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: DECEMBER 31, 2004

IN RE:			: CASE NO: 04-39167
: Chapter 11
			:	Judge: Lawrence S. Walter
:
HESPELER HOCKEY HOLDING, INC.
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	N/A	Operating Statement	(Form 2)
	N/A	Balance Sheet	(Form 3)
	N/A	Summary of Operations	(Form 4)
	N/A	Monthly Cash Statement	(Form 5)
	N/A	Cash Report	(Form 5A)
	N/A	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 1/27/05	/s/ Robert W. Lafferty
(Debtor in Possession)

Senior V.P.-Finance, CFO & Treasurer
Title

(937) 865-5407
Phone
FORM 1

SCHEDULE OF IN-FORCE INSURANCE

Period Ending: DECEMBER 31, 2004

Case No. 04-39167

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Commerce and Industry Ins. Co	7/1/05
General Business Policy	Lexington Ins. Co.	7/1/05
Directors & Officers Liability	Federal Ins. Co. (Chubb)	1/1/05
Excess Directors & Officers Liability	Zurich Ins. Co.	1/5/05
Excess Directors & Officers Liability	National Union Fire Ins. Co.	1/1/05
Outside Directors Liability	Federal Ins. Co. (Chubb)	1/1/05
Fiduciary Liability & Crime	Federal Ins. Co. (Chubb)	1/1/05
Employed Lawyers	Executive Risk Indemnity (Chubb)	1/1/05
Cargo & War	Fireman’s Fund Ins. Co.	7/1/05
General Liability	Lexington Ins. Co.	7/1/05
Automobile Liability	Progressive Preferred Ins. Co.	7/1/05
Worker’s Compensation (CA)	Commerce & Industry Ins. Co.	7/1/05
Excess Worker’s Compensation	Employers Reinsurance Corporation	7/1/05
Umbrella Liability	National Union fire Ins. Co. (AIG)	7/1/05
Property	American Guaranty & Liability	7/1/05
Excess California Earthquake	Clarendon/Empire/Glencoe	7/1/05
International Liability	ACE American Ins. Co.	7/1/05
Kidnap/Ransom	Federal Ins. Co. (Chubb)	8/15/05
Non-Owned Aircraft Liability	XL Specialty Ins. Co.	7/1/05
Pollution Legal Liability	American International Specialty Lines	1/6/10

xix.

FORM 7